UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 23, 2024
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 ) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 23, 2024, Truist Financial Corporation (the “Corporation”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 1,144,608,190 shares of the Corporation’s common stock were present or represented by proxy at the meeting. This represented approximately 85.76% of the Corporation’s 1,334,590,912 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The Corporation’s shareholders voted on five proposals and cast their votes as described below. The proposals are described in the Corporation’s 2024 Proxy Statement.

Proposal 1: Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2025 Annual Meeting of Shareholders:

Name	Votes For	Votes Against	Abstentions
Jennifer S. Banner	909,394,632	30,094,556	2,510,418
K. David Boyer, Jr.	921,530,350	17,643,455	2,825,801
Agnes Bundy Scanlan	885,749,255	53,072,438	3,177,913
Dallas S. Clement	899,692,193	39,637,045	2,670,368
Patrick C. Graney III	919,622,289	19,681,203	2,696,114
Linnie M. Haynesworth	925,522,702	13,716,025	2,760,879
Donna S. Morea	928,540,679	10,700,361	2,758,566
Charles A. Patton	892,152,534	46,959,274	2,887,798
William H. Rogers, Jr.	875,003,844	61,413,498	5,582,264
Thomas E. Skains	881,898,158	57,245,333	2,856,115
Laurence Stein	928,069,975	11,174,242	2,755,389
Bruce L. Tanner	918,741,444	20,274,220	2,983,942
Steven C. Voorhees	907,922,243	31,256,279	2,821,084
There were 202,608,584 broker non-votes for each director on this proposal.

Proposal 2: Ratification of External Auditor

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2024.

Votes For	Votes Against	Abstentions
1,102,713,762	39,129,899	2,764,529
There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote Regarding the Corporation’s Executive Compensation

Shareholders approved the Corporation’s executive compensation as described in the Corporation’s 2024 Proxy Statement.

Votes For	Votes Against	Abstentions
831,454,735	104,812,960	5,731,911
There were 202,608,584 broker non-votes for this proposal.

Proposal 4: Shareholder Proposal Regarding an Annual Report on Lobbying Activities

Shareholders did not approve the proposal regarding an annual report on lobbying activities.

Votes For	Votes Against	Abstentions
379,442,758	542,211,564	20,345,284
There were 202,608,584 broker non-votes for this proposal.

Proposal 5: Shareholder Proposal Regarding a Report on Board Oversight of Risks Related to Discrimination

Shareholders did not approve the proposal regarding a report on Board oversight of risks related to discrimination.

Votes For	Votes Against	Abstentions
20,000,274	909,536,850	12,462,482
There were 202,608,584 broker non-votes for this proposal.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 26, 2024